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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 4, 2005
                        (Date of earliest event reported)

                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


MARYLAND                               1-11718            36-3857664
(State or other jurisdiction of        (Commission        (IRS Employer
incorporation or organization)         File No.)          Identification Number)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS              60606
(Address of principal executive offices)                  (Zip Code)

                                 (312) 279-1400
              (Registrant's telephone number, including area code)


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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Equity LifeStyle Properties, Inc. (the "Company") disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the Company's press release dated March 4, 2005, announcing its participation at the Smith Barney 2005 REIT CEO Conference on March 7, 2005. The Company's presentation will begin at 11:45 a.m. Eastern time/10:45 a.m. Central time. A live broadcast and replay of the presentation will be available on the Company's website at http://www.mhchomes.com.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

EXHIBIT NO.       DESCRIPTION
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99.1              Press release dated March 4, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUITY LIFESTYLE PROPERTIES, INC.

                                          By:    /s/ Michael B. Berman
                                              -----------------------------
                                              Michael B. Berman
                                              Vice President, Treasurer and
                                              Chief Financial Officer

Date:    March 4, 2005